UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 24, 2011
CALAVO GROWERS, INC.
(Exact Name of Registrant as Specified in Charter)

California	000-33385	33-0945304

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1141-A Cummings Road, Santa Paula, California 93060

(Address of Principal Executive Offices) (Zip Code)

(Former Name or Former Address, if Changed Since Last Report)
Registrant’s telephone number, including area code: (805) 525-1245
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EX-10.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)	On February 24, 2011, in recognition of the extraordinary contributions that Mr. Lecil E. Cole has made to our financial success and in order to encourage Mr. Cole to continue to serve as our Chief Executive Officer and President, Calavo Growers, Inc. (we) entered into a retention bonus agreement with Mr. Cole pursuant to which we will pay Mr. Cole a bonus of $100,000 for each of the quarters in our 2011 fiscal year in which Mr. Cole continues to serve as our Chief Executive Officer and President as of the last day of the fiscal quarter. We have the option to extend the agreement for one or two fiscal years.
              The preceding summary is qualified by reference to the full text of the retention bonus agreement, a copy of which is filed as Exhibit 10.1 and incorporated herei(n) Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
10.1	Retention Bonus Agreement.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Calavo Growers, Inc.
March 2, 2011	By:	/s/ Lecil E. Cole
Lecil E. Cole
Chairman of the Board of Directors, Chief Executive Officer and President (Principal Executive Officer)

3